COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

(a) Operating leases

We have entered into operating leases for property and equipment.  The minimum future payments under various operating leases for our continuing operations in each of the years ended December 31 is as follows:

2016	$5,224
2017	4,815
2018	3,735
2019	3,099
2020	2,527
Subsequent years	1,978
$21,378

(b) Contingent liability on sale of products

(i)
Under license agreements, we are committed to make royalty payments based on the sales of products using certain technologies. We recognize royalty obligations as determinable in accordance with agreement terms. Where agreements are not finalized, we have recognized our current best estimate of the obligation. When the agreements are finalized or the potential obligation becomes statute barred, the estimate will be revised accordingly.

(ii)
We are a party to a variety of agreements in the ordinary course of business under which we may be obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts for sale of our products to customers where we provide indemnification against losses arising from matters such as potential intellectual property infringements and product liabilities. The impact on our future financial results is not subject to reasonable estimation because considerable uncertainty exists as to whether claims will be made and the final outcome of potential claims. To date, we have not incurred material costs related to these types of indemnifications.

(iii)
We accrue product warranty costs, when we sell the related products, to provide for the repair or replacement of defective products. Our accrual is based on an assessment of historical experience and on management’s estimates. An analysis of changes in the liability for product warranties follows:

	2015	2014
Balance, beginning of year	$5,951	$5,861
Provisions	4,180	5,260
Expenditures	(2,769)	(5,310)
Liabilities from acquisition of In Motion	—	140
Balance, end of year	$7,362	$5,951

(c) Other commitments

We have entered into purchase commitments totaling approximately $87,631 net of related electronic components inventory of $18,390 (December 31, 2014 — $85,192, net of electronic components inventory of $5,079), with certain contract manufacturers under which we have committed to buy a minimum amount of designated products between January 2016 and June 2016.  In certain of these agreements, we may be required to acquire and pay for such products up to the prescribed minimum or forecasted purchases.

(d) Legal proceedings

We are from time to time involved in litigation, certain other claims and arbitration matters arising in the ordinary course of our business.  We accrue for a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated.  Significant judgment is required in both the determination of probability and the determination as to whether a loss is reasonably estimable. These accruals are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel and technical experts and other information and events pertaining to a particular matter.  To the extent there is a reasonable possibility (within the meaning of ASC 450, Contingencies) that the losses could exceed the amounts already accrued for those cases for which an estimate can be made, management believes that the amount of any such additional loss would not be material to our results of operations or financial condition.

In some instances, we are unable to reasonably estimate any potential loss or range of loss.  The nature and progression of litigation can make it difficult to predict the impact a particular lawsuit will have on the company. There are many reasons why we cannot make these assessments, including, among others, one or more of the following: in the early stage of a proceeding, the claimant is not required to specifically identify the patent that has allegedly been infringed; damages sought that are unspecified, unsupportable, unexplained or uncertain; discovery not having been started or being incomplete; the complexity of the facts that are in dispute (e.g., once a patent is identified, the analysis of the patent and a comparison to the activities of the company is a labor-intensive and highly technical process); the difficulty of assessing novel claims; the parties not having engaged in any meaningful settlement discussions; the possibility that other parties may share in any ultimate liability; and the often slow pace of patent litigation.

We are required to apply judgment with respect to any potential loss or range of loss in connection with litigation.  While we believe we have meritorious defenses to the claims asserted against us in our currently outstanding litigations, and intend to defend ourselves vigorously in all cases, in light of the inherent uncertainties in litigation there can be no assurance that the ultimate resolution of these matters will not significantly exceed the reserves currently accrued by us for those cases for which an estimate can be made. Losses in connection with any litigation for which we are not presently able to reasonable estimate any potential loss or range of loss could be material to our results of operations and financial condition.

In February 2015, a patent holding company, Wetro Lan, filed a patent infringement lawsuit in the United States District Court for the Eastern District of Texas, asserting patent infringement by us of one patent which expired in 2012. The lawsuit makes certain allegations concerning our AirLink router products which were sold prior to the patent’s expiry. The lawsuit was dismissed with prejudice in the fourth quarter of 2015 and did not have a material impact on our operating results.

On January 6, 2014, we received notice from the International Chamber of Commerce ("ICC") of arbitration proceedings launched by Nokia against us, for alleged unpaid royalties of approximately €32 million. On November 24, 2015, following a hearing, we received notice from the ICC of a decision in our favour in the proceedings.

In January 2012, a patent holding company, M2M Solutions LLC ("M2M"), filed a patent infringement lawsuit in the United States District Court for the District of Delaware asserting patent infringement by us and our competitors. The lawsuit makes certain allegations concerning the AirPrime embedded wireless module products, related AirLink products and related services sold by us for use in M2M communication applications. The claim construction order has determined one of the two patents-in-suit to be indefinite and therefore invalid. A motion for summary judgment of non-infringement and invalidity has been filed by us and a decision is currently pending. We anticipate that M2M will not proceed with its infringement case against us, but will eventually appeal the claim construction order. Trials against two other defendants in related cases involving the same patents are scheduled for March and April 2016, respectively. Any appeals from the claim construction order may follow the disposition of these trials. In August 2014, M2M filed a second patent infringement lawsuit against us in the same court with respect to a recently issued patent held by M2M, which patent is a continuation of one of the patents-in-suit in the original lawsuit filed against us by M2M. The lawsuit has been administratively closed pending the result of several Inter Partes Review proceedings filed by us and the other defendants with the United States Patent and Trial Appeal Board (PTAB) in August and October of 2015. The PTAB has declined to institute proceedings in respect of the first two of these filings and has yet to make a determination on the remaining three filings, including ours.

Although there can be no assurance that an unfavorable outcome would not have a material adverse effect on our operating results, liquidity or financial position, we believe the claims made in the foregoing legal proceedings are without merit and intend to defend ourselves and our products vigorously in all cases.

IP Indemnification Claims

We have been notified by one or more of our customers in each of the following matters that we may have an obligation to indemnify them in respect of the products we supply to them:

In May 2013, a patent holding company, Adaptix, Inc., filed a patent infringement lawsuit in the United States District Court for the Eastern District of Texas against one of our customers asserting patent infringement in relation to our customer’s products, which may include certain LTE products which utilize modules sold to them by us. In March 2014, the lawsuit was transferred to the United States District Court for the Northern District of California. The lawsuit was dismissed with prejudice in June 2015 and we do not believe that this outcome will have a material adverse effect on our operating results. In June 2015, Adaptix filed amended complaints in the Eastern District of Texas against two carriers asserting patent infringement against them in relation to certain cellular communication devices sold by the carriers for use on their 4G LTE wireless networks, which products include certain products which may utilize modules sold to the original equipment manufacturer by us and certain AirCard products sold to the carriers by us prior to the transfer of the AirCard business to Netgear. The two cases have been consolidated and the claim construction hearing is scheduled for July 2016, with the first trial for the consolidated cases to occur in May 2017.

In February 2012, a patent holding company, Intellectual Ventures (comprised of Intellectual Ventures I LLC and Intellectual Ventures II LLC), filed a patent infringement lawsuit in the United States District Court for the District of Delaware against two of our customers asserting patent infringement in relation to several of our customer's products and services, including the mobile hotspots sold to them by us prior to the transfer of the AirCard business to Netgear. The lawsuit was split into several separate lawsuits and amended complaints were filed in October 2013. We are currently intervening in two of the cases in defense of our products with respect to one patent-in-suit alleged to relate to Wi-Fi standards. The lawsuits are in the discovery stage. A claim construction order was issued in March 2015.

A patent holding company, Eon Corp. IP Holdings, LLC ("Eon"), filed a patent infringement lawsuit against one of our customers in October 2010 in the United States District Court for the Eastern District of Texas, which was subsequently transferred to the United States District Court for the Northern District of California. The lawsuit involves assertions of patent infringement in relation to wireless modems sold to our customer by us prior to the transfer of the AirCard business to Netgear. A claim construction order was issued in July 2013, and the defendant's motion for summary judgment of non-infringement was granted by the Court in March 2014. In March 2015, this judgment was affirmed by the United States Court of Appeals for the Federal Circuit. Eon filed a patent litigation lawsuit against another of our former AirCard customers in January 2012 in the United States District Court for the District of Puerto Rico involving the same patent-in-suit in the California lawsuit plus three additional patents. This lawsuit was transferred in part to the District of Delaware with respect to claims related to one of the four patents-in-suit, which claims related to interactive television. The Delaware case has since been closed. The claim construction order in the Puerto Rico case was issued in April 2014. The case was closed in September 2014 following the filing of a joint notice of stipulation of dismissal without prejudice.

Although there can be no assurance that an unfavorable outcome would not have a material adverse effect on our operating results, liquidity or financial position, we believe the claims made in the foregoing legal proceedings are without merit and intend to defend ourselves and our products vigorously in all cases.

We are engaged in certain other claims, legal actions and arbitration matters, all in the ordinary course of business, and believe that the ultimate outcome of these claims, legal actions and arbitration matters will not have a material adverse effect on our operating results, liquidity or financial position.